Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2020

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of October 23, 2020, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Third-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2020

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2020	4
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2020	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2020	11
Loss and Loss Expense Analysis – Three Months Ended September 30, 2020	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Third-Quarter 2020 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Third-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2020

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,405	$—	$—	$—	$4,405
Life	—	—	273	—	—	273
Premiums ceded	—	(163)	(55)	—	—	(218)
Total earned premium	—	4,242	218	—	—	4,460
Investment income, net of expenses	58	322	118	—	—	498
Investment gains and losses, net	134	(237)	(29)	—	—	(132)
Fee revenues	—	7	1	—	—	8
Other revenues	11	4	—	4	(11)	8
Total revenues	$203	$4,338	$308	$4	$(11)	$4,842

Benefits & expenses
Losses & contract holders' benefits	$—	$3,048	$270	$—	$—	$3,318
Reinsurance recoveries	—	(40)	(46)	—	—	(86)
Underwriting, acquisition and insurance expenses	—	1,309	63	—	—	1,372
Interest expense	40	—	—	—	—	40
Other operating expenses	24	—	—	2	(11)	15
Total expenses	$64	$4,317	$287	$2	$(11)	$4,659

Income before income taxes	$139	$21	$21	$2	$—	$183

Provision (benefit) for income taxes
Current operating income (loss)	$(10)	$105	$14	$—	$—	$109
Capital gains/losses	28	(50)	(6)	—	—	(28)
Deferred	6	(67)	(4)	—	—	(65)
Total provision (benefit) for income taxes	$24	$(12)	$4	$—	$—	$16

Net income - current year	$115	$33	$17	$2	$—	$167

Net income - prior year	$385	$955	$30	$1	$—	$1,371
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Third-Quarter 2020 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2020

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,517	$—	$—	$—	$1,517
Life	—	—	90	—	—	90
Premiums ceded	—	(67)	(18)	—	—	(85)
Total earned premium	—	1,450	72	—	—	1,522
Investment income, net of expenses	20	107	40	—	—	167
Investment gains and losses, net	281	250	2	—	—	533
Fee revenues	—	2	—	—	—	2
Other revenues	4	2	—	1	(4)	3
Total revenues	$305	$1,811	$114	$1	$(4)	$2,227

Benefits & expenses
Losses & contract holders' benefits	$—	$1,093	$85	$—	$—	$1,178
Reinsurance recoveries	—	(22)	(13)	—	—	(35)
Underwriting, acquisition and insurance expenses	—	432	20	—	—	452
Interest expense	13	—	—	—	—	13
Other operating expenses	8	—	—	1	(4)	5
Total expenses	$21	$1,503	$92	$1	$(4)	$1,613

Income before income taxes	$284	$308	$22	$—	$—	$614

Provision for income taxes
Current operating income (loss)	$(41)	$(20)	$5	$—	$—	$(56)
Capital gains/losses	58	52	1	—	—	111
Deferred	41	36	(2)	—	—	75
Total provision for income taxes	$58	$68	$4	$—	$—	$130

Net income - current year	$226	$240	$18	$—	$—	$484

Net income - prior year	$40	$196	$12	$—	$—	$248
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Third-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year losses greater than $5 million		$21	$19	$—	$14	$(1)	$14	$—	$19	$14	$40	$13		$27
Current accident year losses $1 million - $5 million		46	53	50	77	76	53	37	103	90	149	166		243
Large loss prior accident year reserve development		(3)	7	26	(4)	33	5	16	33	21	30	54		50
Total large losses incurred		$64	$79	$76	$87	$108	$72	$53	$155	$125	$219	$233		$320
Losses incurred but not reported		38	134	79	41	(24)	(14)	47	213	33	251	9		50
Other losses excluding catastrophe losses		550	409	496	512	566	547	493	905	1,039	1,455	1,606		2,118
Catastrophe losses		261	226	123	42	70	128	69	349	198	611	268		309
Total losses incurred		$913	$848	$774	$682	$720	$733	$662	$1,622	$1,395	$2,536	$2,116		$2,797
Commercial Lines
Current accident year losses greater than $5 million		$21	$19	$—	$14	$(1)	$14	$—	$19	$14	$40	$13		$27
Current accident year losses $1 million - $5 million		20	45	36	62	56	41	26	81	68	100	124		185
Large loss prior accident year reserve development		(1)	5	22	1	32	3	13	27	16	27	48		49
Total large losses incurred		$40	$69	$58	$77	$87	$58	$39	$127	$98	$167	$185		$261
Losses incurred but not reported		60	72	58	12	(22)	(7)	43	130	36	190	14		26
Other losses excluding catastrophe losses		287	233	298	302	314	320	286	531	605	817	919		1,222
Catastrophe losses		125	119	82	(9)	32	94	25	201	119	327	151		142
Total losses incurred		$512	$493	$496	$382	$411	$465	$393	$989	$858	$1,501	$1,269		$1,651
Personal Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1 million - $5 million		21	8	12	11	20	10	10	20	19	42	39		51
Large loss prior accident year reserve development		(2)	2	5	(3)	(1)	1	2	7	3	4	2		(1)
Total large losses incurred		$19	$10	$17	$8	$19	$11	$12	$27	$22	$46	$41		$50
Losses incurred but not reported		(24)	41	24	17	—	(4)	4	65	—	41	(1)		17
Other losses excluding catastrophe losses		156	105	127	160	172	167	163	232	330	388	504		662
Catastrophe losses		81	89	38	33	23	34	45	127	79	208	101		135
Total losses incurred		$232	$245	$206	$218	$214	$208	$224	$451	$431	$683	$645		$864
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1 million - $5 million		5	—	2	4	—	2	1	2	3	7	3		7
Large loss prior accident year reserve development		—	—	(1)	(2)	2	1	1	(1)	2	(1)	4		2
Total large losses incurred		$5	$—	$1	$2	$2	$3	$2	$1	$5	$6	$7		$9
Losses incurred but not reported		2	21	(3)	12	(2)	(3)	—	18	(3)	20	(4)		7
Other losses excluding catastrophe losses		24	20	29	14	25	18	19	50	36	74	61		76
Catastrophe losses		1	3	1	1	1	—	—	3	1	4	1		2
Total losses incurred		$32	$44	$28	$29	$26	$18	$21	$72	$39	$104	$65		$94
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Third-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year losses greater than $5 million		1.5%	1.4%	—%	1.1%	(0.1)%	1.1%	—%	0.7%	0.5%	0.9%	0.3%		0.5%
Current accident year losses $1 million - $5 million		3.2	3.7	3.6	5.6	5.5	4.0	2.9	3.7	3.5	3.5	4.2		4.6
Large loss prior accident year reserve development		(0.3)	0.5	1.9	(0.4)	2.4	0.4	1.2	1.2	0.8	0.8	1.4		0.9
Total large loss ratio		4.4%	5.6%	5.5%	6.3%	7.8%	5.5%	4.1%	5.6%	4.8%	5.2%	5.9%		6.0%
Losses incurred but not reported		2.6	9.6	5.7	3.0	(1.8)	(1.1)	3.7	7.6	1.3	5.9	0.2		0.9
Other losses excluding catastrophe losses		38.0	29.2	35.6	37.3	41.2	41.6	38.9	32.4	40.2	34.3	40.5		39.7
Catastrophe losses		18.0	16.1	8.9	3.0	5.1	9.7	5.5	12.5	7.7	14.4	6.8		5.8
Total loss ratio		63.0%	60.5%	55.7%	49.6%	52.3%	55.7%	52.2%	58.1%	54.0%	59.8%	53.4%		52.4%
Commercial Lines
Current accident year losses greater than $5 million		2.5%	2.2%	—%	1.7%	(0.1)%	1.7%	—%	1.1%	0.9%	1.5%	0.5%		0.8%
Current accident year losses $1 million - $5 million		2.3	5.1	4.1	7.0	6.8	5.0	3.3	4.6	4.1	3.9	5.1		5.6
Large loss prior accident year reserve development		(0.2)	0.6	2.6	0.2	3.8	0.4	1.6	1.6	1.0	1.0	1.9		1.5
Total large loss ratio		4.6%	7.9%	6.7%	8.9%	10.5%	7.1%	4.9%	7.3%	6.0%	6.4%	7.5%		7.9%
Losses incurred but not reported		6.9	8.3	6.8	1.5	(2.6)	(0.9)	5.4	7.5	2.2	7.3	0.6		0.8
Other losses excluding catastrophe losses		33.1	26.8	34.5	35.4	37.6	38.9	35.1	30.7	37.0	31.5	37.2		36.7
Catastrophe losses		14.5	13.6	9.5	(1.0)	3.8	11.4	3.1	11.6	7.3	12.6	6.1		4.3
Total loss ratio		59.1%	56.6%	57.5%	44.8%	49.3%	56.5%	48.5%	57.1%	52.5%	57.8%	51.4%		49.7%
Personal Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1 million - $5 million		5.8	2.3	3.5	3.5	5.4	2.8	2.8	2.9	2.8	3.8	3.7		3.6
Large loss prior accident year reserve development		(0.7)	0.5	1.3	(1.0)	(0.2)	0.3	0.6	0.9	0.4	0.4	0.2		(0.1)
Total large loss ratio		5.1%	2.8%	4.8%	2.5%	5.2%	3.1%	3.4%	3.8%	3.2%	4.2%	3.9%		3.5%
Losses incurred but not reported		(6.6)	11.3	6.6	5.1	(0.1)	(1.1)	1.0	8.9	(0.1)	3.7	(0.1)		1.2
Other losses excluding catastrophe losses		42.5	28.8	35.3	44.2	48.9	48.0	47.4	32.2	47.8	35.6	48.1		47.2
Catastrophe losses		22.1	24.6	10.5	9.4	6.4	9.7	13.1	17.5	11.4	19.1	9.7		9.6
Total loss ratio		63.1%	67.5%	57.2%	61.2%	60.4%	59.7%	64.9%	62.4%	62.3%	62.6%	61.6%		61.5%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1 million - $5 million		6.4	—	2.6	5.4	—	3.0	1.6	1.3	2.4	3.0	1.5		2.5
Large loss prior accident year reserve development		0.1	0.1	(1.5)	(2.7)	2.7	1.5	1.2	(0.7)	1.3	(0.4)	1.8		0.6
Total large loss ratio		6.5%	0.1%	1.1%	2.7%	2.7%	4.5%	2.8%	0.6%	3.7%	2.6%	3.3%		3.1%
Losses incurred but not reported		2.6	27.2	(4.4)	14.4	(2.6)	(4.5)	0.8	11.3	(1.9)	8.4	(2.2)		2.4
Other losses excluding catastrophe losses		29.5	25.8	37.8	20.5	34.5	26.7	29.1	31.9	27.9	31.0	30.3		27.7
Catastrophe losses		1.2	3.3	0.9	0.4	1.0	0.5	0.2	2.1	0.3	1.8	0.6		0.5
Total loss ratio		39.8%	56.4%	35.4%	38.0%	35.6%	27.2%	32.9%	45.9%	30.0%	43.8%	32.0%		33.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Third-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Consolidated
Current accident year reported losses greater than $5 million		2	2	—	2	1	2	—	2	2	5	2		4
Current accident year reported losses $1 million - $5 million		34	28	27	39	35	31	19	55	50	85	88		137
Prior accident year reported losses on large losses		13	9	20	9	18	13	10	27	24	41	44		55
Non-Catastrophe reported losses on large losses total		49	39	47	50	54	46	29	84	76	131	134		196
Commercial Lines
Current accident year reported losses greater than $5 million		2	2	—	2	1	2	—	2	2	5	2		4
Current accident year reported losses $1 million - $5 million		19	24	17	27	27	23	12	41	35	57	64		100
Prior accident year reported losses on large losses		12	8	17	8	18	10	7	23	19	36	38		49
Non-Catastrophe reported losses on large losses total		33	34	34	37	46	35	19	66	56	98	104		153
Personal Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1 million - $5 million		9	4	8	8	8	6	6	12	12	21	21		30
Prior accident year reported losses on large losses		—	—	3	1	—	1	2	3	3	3	3		4
Non-Catastrophe reported losses on large losses total		9	4	11	9	8	7	8	15	15	24	24		34
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1 million - $5 million		6	—	2	4	—	2	1	2	3	7	3		7
Prior accident year reported losses on large losses		1	1	—	—	—	2	1	1	2	2	3		2
Non-Catastrophe reported losses on large losses total		7	1	2	4	—	4	2	3	5	9	6		9
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Commercial casualty:
Written premiums		$269	$308	$341	$269	$263	$296	$303	$649	$599	$918	$862		$1,131
Year over year change %- written premium		2%	4%	13%	7%	5%	2%	6%	8%	4%	6%	4%		5%
Earned premiums		$290	$289	$289	$280	$277	$277	$268	$577	$545	$868	$822		$1,102
Current accident year before catastrophe losses		63.1%	62.6%	65.8%	67.5%	66.1%	67.4%	66.7%	64.1%	67.0%	63.8%	66.7%		66.9%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(3.2)	(7.5)	(1.6)	(4.8)	(2.9)	(9.3)	(11.5)	(4.5)	(10.3)	(4.1)	(7.8)		(7.1)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		59.9%	55.1%	64.2%	62.7%	63.2%	58.1%	55.2%	59.6%	56.7%	59.7%	58.9%		59.8%
Commercial property:
Written premiums		$252	$260	$261	$246	$245	$247	$247	$521	$494	$773	$739		$985
Year over year change %- written premium		3%	5%	6%	10%	6%	3%	4%	5%	3%	5%	4%		6%
Earned premiums		$252	$254	$249	$249	$241	$234	$234	$504	$468	$755	$709		$958
Current accident year before catastrophe losses		53.0%	50.9%	47.8%	50.3%	49.4%	49.0%	51.5%	49.4%	50.3%	50.6%	50.0%		50.1%
Current accident year catastrophe losses		50.5	48.5	34.2	0.2	15.0	43.5	13.8	41.4	28.6	44.4	24.0		17.8
Prior accident years before catastrophe losses		(1.3)	1.9	0.7	(1.3)	(1.1)	0.8	1.9	1.3	1.3	0.5	0.5		0.1
Prior accident years catastrophe losses		0.3	(2.0)	(1.1)	(2.6)	(1.9)	(3.6)	(2.6)	(1.6)	(3.0)	(1.0)	(2.7)		(2.7)
Total loss and loss expense ratio		102.5%	99.3%	81.6%	46.6%	61.4%	89.7%	64.6%	90.5%	77.2%	94.5%	71.8%		65.3%
Commercial auto:
Written premiums		$171	$205	$208	$175	$176	$196	$188	$413	$384	$584	$560		$735
Year over year change %- written premium		(3)%	5%	11%	7%	10%	8%	6%	8%	7%	4%	8%		8%
Earned premiums		$189	$189	$185	$183	$179	$175	$170	$374	$345	$563	$524		$707
Current accident year before catastrophe losses		56.2%	64.2%	70.9%	68.1%	67.8%	70.5%	74.5%	67.5%	72.5%	63.7%	70.9%		70.2%
Current accident year catastrophe losses		0.4	2.2	1.2	(0.3)	1.5	1.4	0.3	1.7	0.9	1.3	1.1		0.7
Prior accident years before catastrophe losses		5.5	(1.1)	3.3	0.7	1.7	1.0	(6.7)	1.1	(2.9)	2.5	(1.3)		(0.8)
Prior accident years catastrophe losses		(0.1)	—	(0.2)	—	(0.1)	—	—	(0.1)	—	(0.1)	(0.1)		—
Total loss and loss expense ratio		62.0%	65.3%	75.2%	68.5%	70.9%	72.9%	68.1%	70.2%	70.5%	67.4%	70.6%		70.1%
Workers' compensation:
Written premiums		$51	$65	$92	$63	$62	$75	$94	$157	$169	$208	$231		$294
Year over year change %- written premium		(18)%	(13)%	(2)%	(6)%	(6)%	(10)%	(1)%	(7)%	(5)%	(10)%	(5)%		(5)%
Earned premiums		$64	$68	$75	$76	$73	$74	$77	$143	$151	$207	$224		$300
Current accident year before catastrophe losses		81.7%	81.8%	81.1%	85.4%	81.1%	78.0%	78.8%	81.4%	78.4%	81.5%	79.3%		80.8%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(9.6)	(27.8)	(9.8)	(20.1)	(27.0)	(35.9)	(20.1)	(18.3)	(27.9)	(15.7)	(27.7)		(25.7)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		72.1%	54.0%	71.3%	65.3%	54.1%	42.1%	58.7%	63.1%	50.5%	65.8%	51.6%		55.1%
Other commercial:
Written premiums		$71	$70	$70	$66	$70	$65	$64	$140	$129	$211	$199		$265
Year over year change %- written premium		1%	8%	9%	16%	8%	10%	10%	9%	10%	6%	9%		10%
Earned premiums		$70	$70	$65	$64	$64	$63	$61	$135	$124	$205	$188		$252
Current accident year before catastrophe losses		36.0%	35.5%	39.1%	38.2%	34.3%	33.7%	38.0%	37.3%	35.8%	36.9%	35.4%		36.0%
Current accident year catastrophe losses		0.3	0.1	0.1	0.1	(0.2)	0.3	0.4	0.1	0.3	0.2	0.1		0.1
Prior accident years before catastrophe losses		(0.7)	(1.7)	1.7	(3.3)	(2.1)	(1.9)	(4.1)	(0.1)	(3.0)	(0.3)	(2.7)		(2.8)
Prior accident years catastrophe losses		(0.1)	—	0.2	(0.3)	0.8	—	0.2	0.1	0.1	—	0.3		0.2
Total loss and loss expense ratio		35.5%	33.9%	41.1%	34.7%	32.8%	32.1%	34.5%	37.4%	33.2%	36.8%	33.1%		33.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Personal auto:
Written premiums		$166	$169	$137	$141	$166	$173	$140	$306	$313	$472	$479		$620
Year over year change %- written premium		—%	(2)%	(2)%	—%	(2)%	—%	—%	(2)%	—%	(1)%	—%		—%
Earned premiums		$154	$154	$154	$155	$156	$155	$155	$308	$310	$462	$466		$621
Current accident year before catastrophe losses		48.5%	64.7%	69.4%	70.8%	70.2%	73.8%	76.2%	67.0%	75.0%	60.9%	73.4%		72.7%
Current accident year catastrophe losses		2.6	1.5	2.1	0.4	1.2	1.8	0.5	1.8	1.1	2.0	1.1		1.0
Prior accident years before catastrophe losses		0.5	(4.2)	(8.1)	(1.7)	(2.0)	(9.4)	(3.3)	(6.1)	(6.3)	(3.9)	(4.9)		(4.1)
Prior accident years catastrophe losses		—	(0.2)	(0.4)	—	(0.1)	(0.2)	—	(0.3)	(0.1)	(0.2)	(0.1)		(0.1)
Total loss and loss expense ratio		51.6%	61.8%	63.0%	69.5%	69.3%	66.0%	73.4%	62.4%	69.7%	58.8%	69.5%		69.5%
Homeowner:
Written premiums		$189	$197	$140	$152	$173	$176	$130	$337	$306	$526	$479		$631
Year over year change %- written premium		9%	12%	8%	8%	7%	8%	7%	10%	8%	10%	7%		7%
Earned premiums		$165	$163	$159	$157	$154	$149	$147	$322	$296	$487	$450		$607
Current accident year before catastrophe losses		48.2%	45.0%	53.5%	55.7%	60.9%	53.1%	51.9%	49.2%	52.5%	48.9%	55.3%		55.5%
Current accident year catastrophe losses		46.1	51.7	23.8	21.7	14.0	22.6	23.2	37.9	22.9	40.7	19.9		20.3
Prior accident years before catastrophe losses		1.7	4.5	(8.7)	(2.2)	1.0	4.5	2.0	(2.0)	3.3	(0.8)	2.5		1.3
Prior accident years catastrophe losses		(1.6)	(0.1)	(2.3)	(0.5)	(0.8)	(2.2)	5.7	(1.2)	1.7	(1.3)	0.9		0.5
Total loss and loss expense ratio		94.4%	101.1%	66.3%	74.7%	75.1%	78.0%	82.8%	83.9%	80.4%	87.5%	78.6%		77.6%
Other personal:
Written premiums		$52	$57	$42	$43	$49	$53	$39	$99	$92	$151	$141		$184
Year over year change %- written premium		6%	8%	8%	5%	7%	15%	10%	8%	13%	7%	11%		10%
Earned premiums		$48	$47	$46	$46	$44	$44	$42	$93	$86	$141	$130		$176
Current accident year before catastrophe losses		49.6%	48.5%	50.5%	60.9%	51.4%	51.5%	33.6%	49.5%	42.7%	49.5%	45.7%		49.6%
Current accident year catastrophe losses		10.6	11.8	4.6	2.9	4.3	4.7	5.6	8.2	5.1	9.0	4.8		4.3
Prior accident years before catastrophe losses		(0.7)	(1.4)	6.3	(5.9)	(6.4)	(7.7)	(6.1)	2.4	(6.9)	1.4	(6.7)		(6.5)
Prior accident years catastrophe losses		(0.2)	(0.7)	(0.6)	(0.5)	(0.7)	0.4	0.1	(0.6)	0.2	(0.5)	(0.1)		(0.2)
Total loss and loss expense ratio		59.3%	58.2%	60.8%	57.4%	48.6%	48.9%	33.2%	59.5%	41.1%	59.4%	43.7%		47.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Excess & Surplus:
Written premiums		$80	$91	$85	$80	$74	$78	$71	$176	$149	$256	$223		$303
Year over year change %- written premium		8%	17%	20%	23%	25%	22%	16%	18%	19%	15%	21%		22%
Earned premiums		$82	$78	$78	$76	$72	$67	$63	$156	$130	$238	$202		$278
Current accident year before catastrophe losses		58.5%	59.0%	55.7%	54.3%	57.6%	50.8%	55.5%	57.4%	53.1%	57.8%	54.7%		54.6%
Current accident year catastrophe losses		1.0	3.6	0.5	—	0.6	0.7	0.3	2.0	0.5	1.7	0.5		0.4
Prior accident years before catastrophe losses		(1.5)	11.2	0.7	(0.4)	(6.0)	(6.2)	(4.2)	5.9	(5.2)	3.4	(5.5)		(4.1)
Prior accident years catastrophe losses		0.2	(0.2)	0.5	0.5	0.5	(0.2)	(0.1)	0.2	(0.1)	0.1	0.1		0.2
Total loss and loss expense ratio		58.2%	73.6%	57.4%	54.4%	52.7%	45.1%	51.5%	65.5%	48.3%	63.0%	49.8%		51.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2020
Commercial casualty	$264	$138	$402	$27	$75	$14	$116	$291	$75	$152	$518
Commercial property	547	54	601	66	71	—	137	613	71	54	738
Commercial auto	278	63	341	(13)	53	(1)	39	265	53	62	380
Workers' compensation	109	26	135	(1)	13	(7)	5	108	13	19	140
Other commercial	49	11	60	(12)	4	25	17	37	4	36	77
Total commercial lines	1,247	292	1,539	67	216	31	314	1,314	216	323	1,853

Personal auto	220	59	279	(25)	30	(9)	(4)	195	30	50	275
Homeowners	314	42	356	49	21	1	71	363	21	43	427
Other personal	48	5	53	10	20	—	30	58	20	5	83
Total personal lines	582	106	688	34	71	(8)	97	616	71	98	785

Excess & surplus lines	53	29	82	38	19	17	74	91	19	46	156
Other	130	5	135	6	113	—	119	136	113	5	254
Total property casualty	$2,012	$432	$2,444	$145	$419	$40	$604	$2,157	$419	$472	$3,048

Ceded loss and loss expense incurred for the nine months ended September 30, 2020
Commercial casualty	$1	$—	$1	$(2)	$—	$—	$(2)	$(1)	$—	$—	$(1)
Commercial property	62	1	63	(45)	6	—	(39)	17	6	1	24
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	8	—	8	(3)	(2)	—	(5)	5	(2)	—	3
Other commercial	3	—	3	—	—	—	—	3	—	—	3
Total commercial lines	74	1	75	(50)	4	—	(46)	24	4	1	29

Personal auto	2	—	2	2	(1)	—	1	4	(1)	—	3
Homeowners	3	—	3	(3)	—	—	(3)	—	—	—	—
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	5	—	5	(1)	(1)	—	(2)	4	(1)	—	3

Excess & surplus lines	2	—	2	3	1	—	4	5	1	—	6
Other	14	1	15	(11)	(2)	—	(13)	3	(2)	1	2
Total property casualty	$95	$2	$97	$(59)	$2	$—	$(57)	$36	$2	$2	$40

Net loss and loss expense incurred for the nine months ended September 30, 2020
Commercial casualty	$263	$138	$401	$29	$75	$14	$118	$292	$75	$152	$519
Commercial property	485	53	538	111	65	—	176	596	65	53	714
Commercial auto	278	63	341	(13)	53	(1)	39	265	53	62	380
Workers' compensation	101	26	127	2	15	(7)	10	103	15	19	137
Other commercial	46	11	57	(12)	4	25	17	34	4	36	74
Total commercial lines	1,173	291	1,464	117	212	31	360	1,290	212	322	1,824

Personal auto	218	59	277	(27)	31	(9)	(5)	191	31	50	272
Homeowners	311	42	353	52	21	1	74	363	21	43	427
Other personal	48	5	53	10	20	—	30	58	20	5	83
Total personal lines	577	106	683	35	72	(8)	99	612	72	98	782

Excess & surplus lines	51	29	80	35	18	17	70	86	18	46	150
Other	116	4	120	17	115	—	132	133	115	4	252
Total property casualty	$1,917	$430	$2,347	$204	$417	$40	$661	$2,121	$417	$470	$3,008

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Third-Quarter 2020 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2020
Commercial casualty	$87	$51	$138	$—	$27	$8	$35	$87	$27	$59	$173
Commercial property	185	20	205	36	40	(14)	62	221	40	6	267
Commercial auto	85	19	104	8	2	3	13	93	2	22	117
Workers' compensation	31	9	40	5	3	—	8	36	3	9	48
Other commercial	12	4	16	2	—	9	11	14	—	13	27
Total commercial lines	400	103	503	51	72	6	129	451	72	109	632

Personal auto	72	19	91	1	(10)	(2)	(11)	73	(10)	17	80
Homeowners	115	17	132	32	(2)	(3)	27	147	(2)	14	159
Other personal	15	2	17	6	6	—	12	21	6	2	29
Total personal lines	202	38	240	39	(6)	(5)	28	241	(6)	33	268

Excess & surplus lines	15	10	25	18	2	5	25	33	2	15	50
Other	41	1	42	14	87	—	101	55	87	1	143
Total property casualty	$658	$152	$810	$122	$155	$6	$283	$780	$155	$158	$1,093

Ceded loss and loss expense incurred for the three months ended September 30, 2020
Commercial casualty	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Commercial property	18	—	18	(17)	9	—	(8)	1	9	—	10
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	(2)	—	—	(2)	1	—	—	1
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	22	—	22	(19)	9	—	(10)	3	9	—	12

Personal auto	—	—	—	—	—	—	—	—	—	—	—
Homeowners	2	—	2	(1)	2	—	1	1	2	—	3
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	(1)	2	—	1	1	2	—	3

Excess & surplus lines	1	—	1	1	—	—	1	2	—	—	2
Other	5	1	6	(4)	3	—	(1)	1	3	1	5
Total property casualty	$30	$1	$31	$(23)	$14	$—	$(9)	$7	$14	$1	$22

Net loss and loss expense incurred for the three months ended September 30, 2020
Commercial casualty	$87	$51	$138	$—	$27	$8	$35	$87	$27	$59	$173
Commercial property	167	20	187	53	31	(14)	70	220	31	6	257
Commercial auto	85	19	104	8	2	3	13	93	2	22	117
Workers' compensation	28	9	37	7	3	—	10	35	3	9	47
Other commercial	11	4	15	2	—	9	11	13	—	13	26
Total commercial lines	378	103	481	70	63	6	139	448	63	109	620

Personal auto	72	19	91	1	(10)	(2)	(11)	73	(10)	17	80
Homeowners	113	17	130	33	(4)	(3)	26	146	(4)	14	156
Other personal	15	2	17	6	6	—	12	21	6	2	29
Total personal lines	200	38	238	40	(8)	(5)	27	240	(8)	33	265

Excess & surplus lines	14	10	24	17	2	5	24	31	2	15	48
Other	36	—	36	18	84	—	102	54	84	—	138
Total property casualty	$628	$151	$779	$145	$141	$6	$292	$773	$141	$157	$1,071

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global, which was acquired on February 28, 2019.
CINF Third-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums		$1,153	$1,244	$1,198	$1,084	$1,119	$1,186	$1,130	$2,442	$2,316	$3,595	$3,435		$4,519
Agency new business written premiums		189	210	215	193	192	212	181	425	393	614	585		778
Other written premiums		51	105	105	31	40	78	70	210	148	261	188		219
Net written premiums		$1,393	$1,559	$1,518	$1,308	$1,351	$1,476	$1,381	$3,077	$2,857	$4,470	$4,208		$5,516
Unearned premium change		57	(156)	(129)	66	25	(159)	(114)	(285)	(273)	(228)	(248)		(182)
Earned premiums		$1,450	$1,403	$1,389	$1,374	$1,376	$1,317	$1,267	$2,792	$2,584	$4,242	$3,960		$5,334
Year over year change %
Agency renewal written premiums		3%	5%	6%	5%	3%	3%	4%	5%	4%	5%	3%		4%
Agency new business written premiums		(2)	(1)	19	22	25	17	14	8	16	5	18		19
Other written premiums		28	35	50	nm	nm	333	338	42	335	39	395		nm
Net written premiums		3	6	10	11	8	9	10	8	10	6	9		10
Paid losses and loss expenses
Losses paid		$628	$624	$663	$677	$703	$677	$692	$1,289	$1,369	$1,917	$2,072		$2,748
Loss expenses paid		151	127	154	131	127	121	132	279	253	430	380		512
Loss and loss expenses paid		$779	$751	$817	$808	$830	$798	$824	$1,568	$1,622	$2,347	$2,452		$3,260
Incurred losses and loss expenses
Loss and loss expense incurred		$1,071	$1,007	$930	$835	$864	$863	$790	$1,937	$1,653	$3,008	$2,517		$3,352
Loss and loss expenses paid as a % of incurred		72.7%	74.6%	87.7%	96.8%	96.1%	92.5%	104.3%	80.9%	98.1%	78.0%	97.4%		97.3%
Statutory combined ratio
Loss ratio		59.8%	60.4%	56.1%	49.6%	52.1%	55.7%	52.5%	58.2%	54.1%	58.8%	53.4%		52.5%
Loss adjustment expense ratio		11.3	11.6	11.3	11.3	11.0	9.9	10.1	11.5	10.1	11.4	10.4		10.6
Net underwriting expense ratio		30.2	28.8	29.2	32.1	31.2	29.3	28.9	29.0	29.1	29.3	29.8		30.3
US Statutory combined ratio		101.3%	100.8%	96.6%	93.0%	94.3%	94.9%	91.5%	98.7%	93.3%	99.5%	93.6%		93.4%
Contribution from catastrophe losses		16.0	15.8	9.3	2.9	4.9	10.5	5.8	12.6	8.2	13.7	7.1		6.0
Statutory combined ratio excl. catastrophe losses		85.3%	85.0%	87.3%	90.1%	89.4%	84.4%	85.7%	86.1%	85.1%	85.8%	86.5%		87.4%
GAAP combined ratio
GAAP combined ratio		103.6%	103.1%	98.5%	91.6%	94.2%	96.5%	93.0%	100.8%	94.8%	101.8%	94.6%		93.8%
Contribution from catastrophe losses		18.3	16.5	9.1	3.3	5.3	10.0	5.8	12.8	7.9	14.7	7.1		6.0
GAAP combined ratio excl. catastrophe losses		85.3%	86.6%	89.4%	88.3%	88.9%	86.5%	87.2%	88.0%	86.9%	87.1%	87.5%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory ratios exclude the results of Cincinnati Global, which was acquired on February 28, 2019.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Third-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums		$727	$794	$842	$719	$713	$767	$799	$1,636	$1,566	$2,363	$2,279		$2,998
Agency new business written premiums		114	134	154	129	124	137	120	288	257	402	381		510
Other written premiums		(27)	(20)	(24)	(29)	(21)	(25)	(23)	(44)	(48)	(71)	(69)		(98)
Net written premiums		$814	$908	$972	$819	$816	$879	$896	$1,880	$1,775	$2,694	$2,591		$3,410
Unearned premium change		51	(38)	(109)	33	18	(56)	(86)	(147)	(142)	(96)	(124)		(91)
Earned premiums		$865	$870	$863	$852	$834	$823	$810	$1,733	$1,633	$2,598	$2,467		$3,319
Year over year change %
Agency renewal written premiums		2%	4%	5%	4%	2%	1%	4%	4%	2%	4%	2%		2%
Agency new business written premiums		(8)	(2)	28	28	32	16	15	12	16	6	21		22
Other written premiums		(29)	20	(4)	15	5	(25)	(10)	8	(17)	(3)	(10)		(1)
Net written premiums		—	3	8	8	5	3	5	6	4	4	4		5
Paid losses and loss expenses
Losses paid		$378	$367	$426	$418	$417	$394	$436	$795	$830	$1,173	$1,247		$1,665
Loss expenses paid		103	86	103	91	89	85	92	189	178	291	266		358
Loss and loss expenses paid		$481	$453	$529	$509	$506	$479	$528	$984	$1,008	$1,464	$1,513		$2,023
Incurred losses and loss expenses
Loss and loss expense incurred		$620	$596	$608	$489	$510	$550	$481	$1,204	$1,031	$1,824	$1,541		$2,030
Loss and loss expenses paid as a % of incurred		77.6%	76.0%	87.0%	104.1%	99.2%	87.1%	109.8%	81.7%	97.8%	80.3%	98.2%		99.7%
Statutory combined ratio
Loss ratio		59.1%	56.7%	57.5%	44.8%	49.3%	56.5%	48.5%	57.0%	52.5%	57.8%	51.5%		49.7%
Loss adjustment expense ratio		12.5	11.8	12.9	12.6	11.9	10.3	10.9	12.4	10.6	12.4	11.0		11.5
Net underwriting expense ratio		32.0	28.6	28.9	32.8	32.7	30.2	28.9	28.8	29.6	29.7	30.6		31.1
Statutory combined ratio		103.6%	97.1%	99.3%	90.2%	93.9%	97.0%	88.3%	98.2%	92.7%	99.9%	93.1%		92.3%
Contribution from catastrophe losses		14.8	14.0	9.8	(0.7)	4.1	11.7	3.3	11.9	7.5	12.9	6.4		4.5
Statutory combined ratio excl. catastrophe losses		88.8%	83.1%	89.5%	90.9%	89.8%	85.3%	85.0%	86.3%	85.2%	87.0%	86.7%		87.8%
GAAP combined ratio
GAAP combined ratio		102.4%	99.1%	102.5%	88.8%	93.4%	98.6%	90.8%	100.8%	94.7%	101.3%	94.3%		92.9%
Contribution from catastrophe losses		14.8	14.0	9.8	(0.7)	4.1	11.7	3.3	11.9	7.5	12.9	6.4		4.5
GAAP combined ratio excl. catastrophe losses		87.6%	85.1%	92.7%	89.5%	89.3%	86.9%	87.5%	88.9%	87.2%	88.4%	87.9%		88.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums		$366	$387	$294	$309	$356	$365	$282	$681	$647	$1,047	$1,003		$1,312
Agency new business written premiums		51	44	34	36	40	47	35	78	82	129	122		158
Other written premiums		(10)	(8)	(9)	(9)	(8)	(10)	(8)	(17)	(18)	(27)	(26)		(35)
Net written premiums		$407	$423	$319	$336	$388	$402	$309	$742	$711	$1,149	$1,099		$1,435
Unearned premium change		(40)	(59)	40	22	(34)	(54)	35	(19)	(19)	(59)	(53)		(31)
Earned premiums		$367	$364	$359	$358	$354	$348	$344	$723	$692	$1,090	$1,046		$1,404
Year over year change %
Agency renewal written premiums		3%	6%	4%	5%	4%	7%	7%	5%	7%	4%	6%		6%
Agency new business written premiums		28	(6)	(3)	(5)	(5)	2	(10)	(5)	(4)	6	(4)		(4)
Other written premiums		(25)	20	(13)	(13)	(14)	(43)	(33)	6	(38)	(4)	(30)		(25)
Net written premiums		5	5	3	4	3	6	4	4	5	5	4		4
Paid losses and loss expenses
Losses paid		$200	$203	$173	$205	$221	$217	$209	$376	$426	$577	$647		$850
Loss expenses paid		38	30	40	29	29	27	31	69	58	106	87		116
Loss and loss expenses paid		$238	$233	$213	$234	$250	$244	$240	$445	$484	$683	$734		$966
Incurred losses and loss expenses
Loss and loss expense incurred		$265	$286	$231	$251	$244	$240	$250	$517	$490	$782	$734		$985
Loss and loss expenses paid as a % of incurred		89.8%	81.5%	92.2%	93.2%	102.0%	101.7%	96.0%	86.1%	98.8%	87.3%	100.0%		98.1%
Statutory combined ratio
Loss ratio		63.1%	67.5%	57.2%	61.2%	60.4%	59.7%	64.9%	62.4%	62.3%	62.6%	61.6%		61.5%
Loss adjustment expense ratio		8.9	11.4	6.9	9.0	8.8	9.2	7.6	9.1	8.4	9.1	8.5		8.7
Net underwriting expense ratio		26.9	29.4	32.1	30.7	28.2	27.3	30.7	30.6	28.8	29.3	28.6		29.1
Statutory combined ratio		98.9%	108.3%	96.2%	100.9%	97.4%	96.2%	103.2%	102.1%	99.5%	101.0%	98.7%		99.3%
Contribution from catastrophe losses		22.5	25.1	10.7	9.7	6.7	10.0	13.3	17.9	11.6	19.5	10.0		9.9
Statutory combined ratio excl. catastrophe losses		76.4%	83.2%	85.5%	91.2%	90.7%	86.2%	89.9%	84.2%	87.9%	81.5%	88.7%		89.4%
GAAP combined ratio
GAAP combined ratio		100.7%	112.3%	94.3%	99.3%	99.6%	98.9%	101.3%	103.4%	100.1%	102.5%	99.9%		99.8%
Contribution from catastrophe losses		22.5	25.1	10.7	9.7	6.7	10.0	13.3	17.9	11.6	19.5	10.0		9.9
GAAP combined ratio excl. catastrophe losses		78.2%	87.2%	83.6%	89.6%	92.9%	88.9%	88.0%	85.5%	88.5%	83.0%	89.9%		89.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2020 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Premiums
Agency renewal written premiums		$60	$63	$62	$56	$50	$54	$49	$125	$103	$185	$153		$209
Agency new business written premiums		24	32	27	28	28	28	26	59	54	83	82		110
Other written premiums		(4)	(4)	(4)	(4)	(4)	(4)	(4)	(8)	(8)	(12)	(12)		(16)
Net written premiums		$80	$91	$85	$80	$74	$78	$71	$176	$149	$256	$223		$303
Unearned premium change		2	(13)	(7)	(4)	(2)	(11)	(8)	(20)	(19)	(18)	(21)		(25)
Earned premiums		$82	$78	$78	$76	$72	$67	$63	$156	$130	$238	$202		$278
Year over year change %
Agency renewal written premiums		20%	17%	27%	12%	14%	8%	2%	21%	5%	21%	8%		9%
Agency new business written premiums		(14)	14	4	47	56	65	63	9	64	1	61		57
Other written premiums		—	—	—	—	(33)	(33)	(33)	—	(33)	—	(33)		(23)
Net written premiums		8	17	20	23	25	22	16	18	19	15	21		22
Paid losses and loss expenses
Losses paid		$14	$14	$23	$14	$16	$10	$18	$37	$28	$51	$43		$57
Loss expenses paid		10	9	9	9	8	7	8	19	15	29	23		33
Loss and loss expenses paid		$24	$23	$32	$23	$24	$17	$26	$56	$43	$80	$66		$90
Incurred losses and loss expenses
Loss and loss expense incurred		$48	$57	$45	$41	$39	$29	$33	$102	$62	$150	$101		$142
Loss and loss expenses paid as a % of incurred		50.0%	40.4%	71.1%	56.1%	63.2%	53.5%	78.8%	54.9%	68.8%	53.3%	65.3%		63.4%
Statutory combined ratio
Loss ratio		39.8%	56.4%	35.4%	38.0%	35.6%	27.2%	32.9%	45.9%	30.0%	43.8%	32.0%		33.7%
Loss adjustment expense ratio		18.5	17.2	22.0	16.4	17.1	17.9	18.6	19.5	18.3	19.2	17.9		17.4
Net underwriting expense ratio		29.6	26.6	28.8	29.1	29.6	28.5	28.5	27.7	28.4	28.3	28.8		28.9
Statutory combined ratio		87.9%	100.2%	86.2%	83.5%	82.3%	73.6%	80.0%	93.1%	76.7%	91.3%	78.7%		80.0%
Contribution from catastrophe losses		1.2	3.4	1.0	0.5	1.1	0.5	0.2	2.2	0.4	1.8	0.6		0.6
Statutory combined ratio excl. catastrophe losses		86.7%	96.8%	85.2%	83.0%	81.2%	73.1%	79.8%	90.9%	76.3%	89.5%	78.1%		79.4%
GAAP combined ratio
GAAP combined ratio		86.7%	102.0%	89.1%	82.9%	83.2%	76.1%	83.5%	95.5%	79.7%	92.5%	80.9%		81.5%
Contribution from catastrophe losses		1.2	3.4	1.0	0.5	1.1	0.5	0.2	2.2	0.4	1.8	0.6		0.6
GAAP combined ratio excl. catastrophe losses		85.5%	98.6%	88.1%	82.4%	82.1%	75.6%	83.3%	93.3%	79.3%	90.7%	80.3%		80.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2020 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2020	2019	Change	% Change	2020	2019	Change	% Change
Underwriting income (loss)
Net premiums written	$1,354	$1,312	$42	3	$4,341	$4,104	$237	6
Unearned premium change	(31)	4	(35)	nm	225	255	(30)	(12)
Earned premiums	$1,385	$1,308	$77	6	$4,116	$3,849	$267	7

Losses incurred	$829	$682	$147	22	$2,419	$2,058	$361	18
Defense and cost containment expenses incurred	79	72	7	10	243	204	39	19
Adjusting and other expenses incurred	77	72	5	7	227	197	30	15
Other underwriting expenses incurred	406	406	—	—	1,266	1,212	54	4
Workers compensation dividend incurred	2	3	(1)	(33)	7	9	(2)	(22)
Total underwriting deductions	$1,393	$1,235	$158	13	$4,162	$3,680	$482	13

Net underwriting profit (loss)	$(8)	$73	$(81)	nm	$(46)	$169	$(215)	nm

Investment income
Gross investment income earned	$105	$107	$(2)	(2)	$316	$311	$5	2
Net investment income earned	103	104	(1)	(1)	311	305	6	2
Net realized capital gains and losses, net	28	(1)	29	nm	(10)	4	(14)	nm
Net investment gains (net of tax)	$131	$103	$28	27	$301	$309	$(8)	(3)

Other income	$1	$2	$(1)	(50)	$3	$6	$(3)	(50)

Net income before federal income taxes	$124	$178	$(54)	(30)	$258	$484	$(226)	(47)
Federal and foreign income taxes incurred	20	25	(5)	(20)	37	73	(36)	(49)
Net income (statutory)	$104	$153	$(49)	(32)	$221	$411	$(190)	(46)

Policyholders' surplus - statutory	$5,372	$5,419	$(47)	(1)	$5,372	$5,419	$(47)	(1)

Fixed maturities at amortized cost - statutory	$7,513	$7,390	$123	2	$7,513	$7,390	$123	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2020 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2020	2019	Change	% Change	2020	2019	Change	% Change
Net premiums written	$79	$78	$1	1	$241	$233	$8	3
Net investment income	41	40	1	3	124	119	5	4
Amortization of interest maintenance reserve	—	—	—	—	—	1	(1)	nm
Commissions and expense allowances on reinsurance ceded	1	1	—	—	3	3	—	—
Income from fees associated with separate accounts	1	1	—	—	2	3	(1)	(33)
Total revenues	$122	$120	$2	2	$370	$359	$11	3

Death benefits and matured endowments	$38	$31	$7	23	$106	$102	$4	4
Annuity benefits	14	19	(5)	(26)	49	68	(19)	(28)
Disability benefits and benefits under accident and health contracts	—	—	—	—	1	1	—	—
Surrender benefits and group conversions	8	5	3	60	19	15	4	27
Interest and adjustments on deposit-type contract funds	2	3	(1)	(33)	6	7	(1)	(14)
Increase in aggregate reserves for life and accident and health contracts	5	25	(20)	(80)	63	77	(14)	(18)
Total benefit expenses	$67	$83	$(16)	(19)	$244	$270	$(26)	(10)

Commissions	$11	$13	$(2)	(15)	$36	$39	$(3)	(8)
General insurance expenses and taxes	12	13	(1)	(8)	37	40	(3)	(8)
Increase in loading on deferred and uncollected premiums	(1)	—	(1)	nm	4	(2)	6	nm
Net transfers from separate accounts	(5)	(3)	(2)	(67)	(9)	(6)	(3)	(50)
Total underwriting expenses	$17	$23	$(6)	(26)	$68	$71	$(3)	(4)

Federal and foreign income taxes incurred	5	2	3	150	11	5	6	120

Net gain from operations before capital gains and losses	$33	$12	$21	175	$47	$13	$34	262

Gains and losses net of capital gains tax, net	—	(3)	3	100	(31)	(2)	(29)	nm

Net income (statutory)	$33	$9	$24	267	$16	$11	$5	45

Policyholders' surplus - statutory	$238	$196	42	21	$238	$196	$42	21

Fixed maturities at amortized cost - statutory	$3,471	$3,401	$70	2	$3,471	$3,401	$70	2
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2020 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/20	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19	3/31/19	6/30/20	6/30/19	9/30/20	9/30/19	12/31/20	12/31/19
Cincinnati Re:
Written premiums		$54	$84	$105	$36	$35	$73	$84	$189	$157	$242	$192		$228
Year over year change %- written premium		52%	15%	25%	29%	(3)%	52%	83%	20%	67%	26%	48%		44%
Earned premiums		$71	$57	$62	$50	$48	$46	$40	$119	$86	$190	$134		$184
Current accident year before catastrophe losses		56.1%	79.6%	47.6%	43.9%	55.6%	51.3%	54.3%	63.0%	52.7%	60.4%	53.7%		51.1%
Current accident year catastrophe losses		22.3	—	—	20.5	17.3	—	—	—	—	8.4	6.3		10.1
Prior accident years before catastrophe losses		5.5	(0.6)	3.1	2.2	1.2	(3.7)	6.2	1.3	0.9	2.8	1.0		1.3
Prior accident years catastrophe losses		(8.6)	(0.1)	6.3	0.2	(7.9)	8.7	(0.3)	3.2	4.5	(1.2)	—		0.1
Total loss and loss expense ratio		75.3%	78.9%	57.0%	66.8%	66.2%	56.3%	60.2%	67.5%	58.1%	70.4%	61.0%		62.6%

Cincinnati Global:
Written premiums		$38	$53	$37	$37	$38	$44	$21	$90	$65	$129	$103		$140
Year over year change %- written premium		—%	20%	76%					38%		25%
Earned premiums		$65	$34	$27	$38	$68	$33	$10	$61	$43	$126	$111		$149
Current accident year before catastrophe losses		62.9%	49.6%	63.7%	39.6%	44.6%	75.5%	103.9%	55.6%	82.6%	59.4%	59.3%		54.3%
Current accident year catastrophe losses		68.7	42.4	—	4.8	19.4	9.8	—	24.1	7.3	46.9	14.7		12.2
Prior accident years before catastrophe losses		(0.1)	(27.9)	(19.5)	(0.2)	(2.9)	(8.5)	(84.0)	(24.2)	(27.3)	(11.8)	(12.3)		(9.2)
Prior accident years catastrophe losses		(0.1)	1.0	(3.2)	9.1	(4.2)	(22.5)	4.3	(0.8)	(15.8)	(0.4)	(8.7)		(4.2)
Total loss and loss expense ratio		131.4%	65.1%	41.0%	53.3%	56.9%	54.3%	24.2%	54.7%	46.8%	94.1%	53.0%		53.1%

Noninsurance operations:
Interest and fees on loans and leases		$1	$2	$1	$1	$1	$1	$2	$3	$3	$4	$4		$5
Other revenue		2	1	1	1	2	1	—	2	1	4	3		4
Interest expense		13	14	13	13	14	13	13	27	26	40	40		53
Operating expenses		5	5	5	6	5	4	8	10	12	15	17		23
Total noninsurance operations loss		$(15)	$(16)	$(16)	$(17)	$(16)	$(15)	$(19)	$(32)	$(34)	$(47)	$(50)		$(67)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Cincinnati Global was acquired on February 28, 2019. Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Third-Quarter 2020 Supplemental Financial Data